JPMorgan Funds - JPMorgan Trust I
Rule 10f-3 Transactions
For the period from January 1, 2012 to June 30, 2012

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Rule 10f-3 Procedures of the Funds:

Fund JPMorgan Access Balanced Fund
Trade Date 1/5/2012
Issuer AmeriGas Finance Corp. and AmeriGas Finance LLC (APU 7.00% May
20, 2022)
Cusip 03077JAB
Bonds 100,000
Offering Price $100.000
Spread 1.47%
Cost $100,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 1.55%
Syndicate Members Citigroup Global Markets, Credit Suisse, JPMorgan, Wells
Fargo, PNC Capital, RBS Securities, BB&T Capital, Santander Investments,
TD Securities
Fund JPMorgan Access Growth Fund
Trade Date 1/5/2012
Issuer AmeriGas Finance Corp. and AmeriGas Finance LLC (APU 7.00% May
20, 2022)
Cusip 03077JAB
Bonds 125,000
Offering Price $100.000
Spread 1.47%
Cost $125,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 1.55%
Syndicate Members Citigroup Global Markets, Credit Suisse, JPMorgan, Wells
Fargo, PNC Capital, RBS Securities, BB&T Capital, Santander Investments,
TD Securities
Fund JPMorgan Diversified Fund
Trade Date 1/9/2012
Issuer Energy Transfer Partners (ETP 6.50% February 1, 2042)
Cusip 29273RAR
Bonds 75,000
Offering Price $99.640
Spread 0.88%
Cost $74,732
Dealer Executing Trade UBS Securities LLC
% of Offering  purchased by firm 2.02%
Syndicate Members Credit Suisse, JPMorgan, UBS Securities, Wells Fargo,
BNP Paribas, DNB Nor Markets, Bank America Merrill Lynch, Mitsubishi UFJ
Securities, PNC Capital, RBS Securities, Suntrust Robinson Humphrey, US
Bancorp
Fund JPMorgan Diversified Fund
Trade Date 1/10/2012
Issuer SABMiller Holdings Inc (SABLN 2.45% January 15, 2017 144A)
Cusip 78573AAB
Bonds 200,000
Offering Price $99.810
Spread 0.35%
Cost $199,618
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.34%
Syndicate Members Banco Bilbao Vizcaya, Banco Santander, Barclays Capital,
Citigroup Global Markets, JPMorgan, Bank America Merrill Lynch, Mitsubishi
UFJ Securities, Mizuho Securities, Morgan Stanley, RBS Securities
Fund JPMorgan Access Balanced Fund
Trade Date 1/11/2012
Issuer CCO Holdings LLC & CCO Holdings Capital Corp (CHTR 6.625%
January 31, 2022)
Cusip 1248EPAX
Bonds 150,000
Offering Price $99.500
Spread 1.30%
Cost $149,250
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 7.73%
Syndicate Members Citigroup Global Markets, Credit Suisse, Deutsche Bank,
JPMorgan, Bank America Merrill Lynch, UBS Securites, Barclays Capital,
Credit Agricole, Goldman Sachs, Morgan Joseph Triartisan, Morgan Stanley,
RBC Capital, SunTrust Robinson Hunphrey, US Bancorp
Fund JPMorgan Access Growth Fund
Trade Date 1/11/2012
Issuer CCO Holdings LLC & CCO Holdings Capital Corp (CHTR 6.625%
January 31, 2022)
Cusip 1248EPAX
Bonds 100,000
Offering Price $99.500
Spread 1.30%
Cost $99,500
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 7.73%
Syndicate Members Citigroup Global Markets, Credit Suisse, Deutsche Bank,
JPMorgan, Bank America Merrill Lynch, UBS Securites, Barclays Capital,
Credit Agricole, Goldman Sachs, Morgan Joseph Triartisan, Morgan Stanley,
RBC Capital, SunTrust Robinson Hunphrey, US Bancorp
Fund JPMorgan Diversified Fund
Trade Date 1/30/2012
Issuer ABN AMRO Bank N.V. (ABNANV 4.25% February 2, 2017 144A)
Cusip 00084DAE
Bonds 325,000
Offering Price $99.900
Spread 0.35%
Cost $324,682
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 2.18%
Syndicate Members Barclays Capital, BNP Paribas, JPMorgan, Morgan Stanley,
UBS Securities
Fund JPMorgan Access Growth Fund
Trade Date 1/31/2012
Issuer Mediacom LLC and Mediacom Capital Corporation (MCCC 7.25%
February 15, 2022 144A)
Cusip 58445MAN
Bonds 150,000
Offering Price $100.000
Spread 1.63%
Cost $150,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 7.39%
Syndicate Members Deutsche Bank, JPMorgan, Bank America Merrill Lynch,
SunTrust Robinsom Humphrey, Wells Fargo, Citigroup Global Markets, RBC
Dominion Securities, Natixis
Fund JPMorgan Access Balanced Fund
Trade Date 1/31/2012
Issuer UPCB Finance VI Limited (UPCB 6.875% January 15, 2022 144A)
Cusip 90320XAA
Bonds 150,000
Offering Price $100.000
Spread 0.85%
Cost $150,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.14%
Syndicate Members BNP Paribas, Citigroup Global Markets, Credit Agricole,
Deutsche Bank, JPMorgan, Morgan Stanley, RBS Securities, UBS Securities
Fund JPMorgan Diversified Fund
Trade Date 2/1/2012
Issuer Ventas Realty, Limited Partnership and Ventas Capital
Corporation (VTR 4.25% March 1, 2022)
Cusip 92276MAX
Bonds 70,000
Offering Price $99.210
Spread 0.65%
Cost $69,450
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.43%
Syndicate Members Barclays Capital, Goldman Sachs, JPMorgan, Bank America
Merrill Lynch, Credit Agricole Securities, KeyBanc Capital, RBC Capital,
TD Securities, UBS Securities, Wells Fargo.
Fund JPMorgan Access Balanced Fund
Trade Date 2/2/2012
Issuer CIT Group Inc (CIT 5.50% February 15, 2019 144A)
Cusip 125581GH
Bonds 100,000
Offering Price $100.000
Spread 1.00%
Cost $100,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 0.01%
Syndicate Members Barclays Capital, Goldman Sachs, JPMorgan, Bank America
Merrill Lynch, Credit Agricole, Credit Suisse, Deutsche Bank, Morgan
Stanley, UBS Securities
Fund JPMorgan Access Balanced Fund
Trade Date 2/7/2012
Issuer HCA Inc (HCA 5.875% March 15, 2022)
Cusip 404121AE
Bonds 200,000
Offering Price $100.000
Spread 1.13%
Cost $200,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 5.00%
Syndicate Members Barclays Capital, Citigrouip Global Markets, Credit
Suisse, Deutsche Bank, Goldman Sachs, JPMorgan, Bank America Merrill
Lynch, Morgan Stanley, Wells Fargo, Credit Agricole Securities, RBC
Capital, SunTrust Robinson Humphrey
Fund JPMorgan Diversified Fund
Trade Date 2/15/2012
Issuer Nissan Auto Reeivables Owner Trust 2012-A A4 (NAROT 2012-A A4
1.00 July 16, 2018)
Cusip 65475UAD
Bonds 83,000
Offering Price $99.970
Spread 0.30%
Cost $82,974
Dealer Executing Trade Credit Agricole Securities
% of Offering  purchased by firm 5.84%
Syndicate Members Credit Agricole, HSBC Securities, Barclays Capital,
Citigroup Global Markets, JPMorgan
Fund JPMorgan Diversified Fund
Trade Date 2/21/2012
Issuer American Honda Finance Corporation (HNDA 1.45% February 27,
2015 144A)
Cusip 02666QK6
Bonds 200,000
Offering Price $99.950
Spread 0.25%
Cost $199,894
Dealer Executing Trade RBS Securities Inc.
% of Offering  purchased by firm 4.40%
Syndicate Members Barclays Capital, JPMorgan, RBS Securities
Fund JPMorgan Diversified Fund
Trade Date 2/21/2012
Issuer BHP Billiton Finance (USA) Limited (BHP 1.000% February 24,
2015)
Cusip 055451AN
Bonds 150,000
Offering Price $99.790
Spread 0.25%
Cost $149,687
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.90%
Syndicate Members Barclays Capital, BNP Paribas, JPMorgan, RBS Securities,
UBS Securities, Austrailia & New Zealand Banking, Banco Santander, Bank of
Nova Scotia, BBVA Securities, Canadian Imperial Bank, ING Capital, Intesa
Sanpaolo, Lloyds Bank, National Austrailia Bank, Scotia Capital, Sumitomo
Mitsui Bank, TD Securities, Unicredit Bank
Fund JPMorgan Access Balanced Fund
Trade Date 2/27/2012
Issuer Sprint Nextel Corporation (S 7.00% March 1, 2020 144A)
Cusip 852061AQ
Bonds 150,000
Offering Price $100.000
Spread 1.75%
Cost $150,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.01%
Syndicate Members Barclays Capital, Citigroup Global Markets, Deutsche
Bank, Goldman Sachs, JPMorgan, Bank America Merrill Lynch, Williams
Capital, Scotis Capital, Wells Fargo
Fund JPMorgan Access Growth Fund
Trade Date 2/27/2012
Issuer Sprint Nextel Corporation (S 7.00% March 1, 2020 144A)
Cusip 852061AQ
Bonds 100,000
Offering Price $100.000
Spread 1.75%
Cost $100,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.01%
Syndicate Members Barclays Capital, Citigroup Global Markets, Deutsche
Bank, Goldman Sachs, JPMorgan, Bank America Merrill Lynch, Williams
Capital, Scotis Capital, Wells Fargo
Fund JPMorgan Diversified Fund
Trade Date 2/29/2012
Issuer Pepsico Inc (PEP 4.00% March 5, 2042)
Cusip 713448BZ
Bonds 60,000
Offering Price $99.690
Spread 0.88%
Cost $59,813
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 0.80%
Syndicate Members Goldman Sachs, JPMorgan, Bank America Merrill Lynch, ANZ
Securities, Citigroup Global Markets, Drexel Hamilton, HSBC Securities,
Muriel Siebert & Co, TD Securities
Fund JPMorgan Diversified Fund
Trade Date 3/5/2012
Issuer Progress Energy Inc (PGN 3.15% April 1, 2022)
Cusip 743263AS
Bonds 130,000
Offering Price $99.631
Spread 0.65%
Cost $129,520
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 2.50%
Syndicate Members Barclays Capital, Deutsche Bank, JPMorgan, BB&T Capital,
Comerica Securities, Morgan Keegan, TD Securities, UBS Securities
Fund JPMorgan Diversified Fund
Trade Date 3/7/2012
Issuer Kinder Morgan Energy Partners, L.P. (KMP 3.95% September 1,
2022)
Cusip 494550BL
Bonds 85,000
Offering Price $99.814
Spread 0.45%
Cost $84,842
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 0.65%
Syndicate Members Citigroup Global markets, Credit Suisse, JPMorgan,
Mitsubishi UFJ Securities, RBC Capital, RBS Securities, Wells Fargo, Bank
of Nova Scotia, BBVA Securities, DnB NOR Bank, Mizuho Securities, Natixis,
Stifel Nicolaus & Co
Fund JPMorgan Diversified Fund
Trade Date 3/7/2012
Issuer Phillips 66 (COP 4.30% April 1, 2022 144A)
Cusip 718546AA
Bonds 145,000
Offering Price $99.763
Spread 0.55%
Cost $144,656
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.38%
Syndicate Members Citigroup Global Markets, Credit Suisse, DNB Markets,
JPMorgan, Bank America Merrill Lynch, Mitsubishi UFJ Securities, RBC
Capital, RBS Securities, BNP Paribas, Deutsche Bank, Lloyds Securities,
Mizuho Securities, PNC Capital, Scotia Capital, SMBC Nikko Capital
Fund JPMorgan Diversified Fund
Trade Date 3/8/2012
Issuer Xerox Corportion (XRX FRN September 13, 2013)
Cusip 984121CE
Bonds 115,000
Offering Price $100.000
Spread 0.25%
Cost $115,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.86%
Syndicate Members BNP Paribas, Citigroup Global Markets, JPMorgan, Bank
America Merrill Lynach, Credit Suisse, Goldman Sachs, HSBC Securities,
Lloyds Securities, Mizuho Securities, UBS Securities
Fund JPMorgan Diversified Fund
Trade Date 3/20/2012
Issuer Sempra Energy (SRE 2.30% April 1, 2017)
Cusip 816851AS
Bonds 100,000
Offering Price $99.948
Spread 0.60%
Cost $99,948
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 0.37%
Syndicate Members Bank America Merrill Lynch, JPMorgan Wells Fargo, BNY
Mellon, Bayerische Landesbank, Llloyds Securities, RBC Capital, Societe
Generale, Sumitomo Mitsui Banking Corp, UBS Securities
Fund JPMorgan Access Balanced Fund
Trade Date 3/26/2012
Issuer Avis Budget Car Rental and Avis Budget Finance, Inc. (CAR
8.25% January 15, 2019 144A)
Cusip 053773AR
Bonds 100,000
Offering Price $103.500
Spread 2.25%
Cost $103,500
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 0.08%
Syndicate Members Bank America Merrill Lynch, Barclays Capital, Deutsche
Bank, JPMorgan
Fund JPMorgan Diversified Fund
Trade Date 3/26/2012
Issuer Canadian Oil Sands Trust (COSCN 6.00% April 1, 2042 144A)
Cusip 13643EAH
Bonds 35,000
Offering Price $99.435
Spread 0.88%
Cost $34,802
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.50%
Syndicate Members Bank America Merrill Lynch, JPMorgan, RBC Capital
Markets
Fund JPMorgan Diversified Fund
Trade Date 3/27/2012
Issuer MetLife Institutional Funding II (MET 1.625% April 2, 2015
144A)
Cusip 59157BAH
Bonds 495,000
Offering Price $99.936
Spread 0.25%
Cost $494,683
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 5.58%
Syndicate Members Barclays Capital, Credit Suisse, JPMorgan
Fund JPMorgan Diversified Fund
Trade Date 4/2/2012
Issuer The Hartford Financial Services Group, Inc. (HIG 5.125% April
15, 2022)
Cusip 416518AB
Bonds 30,000
Offering Price $99.456
Spread 0.65%
Cost $29,837
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 1.61%
Syndicate Members Barclays Capital, Citigroup Global markets, Deutsche
Bank, Goldman Sachs, JPMorgan, Bank America Merrill Lynch, Credit Suisse,
UBS Securities, US Bancorp, Wells Fargo, BB&T Capital, BNY Mellon, Llyods
Securities, PNC Capital, RBS Securities, SMBC Nikko Capital, Williams
Capital
Fund JPMorgan Diversified Fund
Trade Date 4/3/2012
Issuer Apache Corporation (APA 4.75% April 15, 2043)
Cusip 037411BA
Bonds 45,000
Offering Price $99.725
Spread 0.88%
Cost $44,876
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 1.79%
Syndicate Members Citigroup Global markets, Goldman Sachs, JPMorgan, Bank
America Merrill Lynch, Royal Bank of Scotland, UBS Securities, Wells
Fargo,Mizuho Securities, RBS Securities, SG Americas, Standard Chartered,
TD Securities
Fund JPMorgan Diversified Fund
Trade Date 4/11/2012
Issuer Pacific Gas & Electric (PCG 4.45% April 15, 2042)
Cusip 694308GZ
Bonds 60,000
Offering Price $99.491
Spread 0.88%
Cost $59,695
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 2.46%
Syndicate Members Goldman Sachs, JPMorgan, Loop Capital, Wells Fargo, BNY
Mellon, MFR Securities, Mischler Financial Group, RBC Capital
Fund JPMorgan Diversified Fund
Trade Date 4/16/2012
Issuer Lowe's Companies Inc (LOW 3.12% April 15, 2022)
Cusip 548661CW
Bonds 35,000
Offering Price $99.958
Spread 0.45%
Cost $34,985
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 2.10%
Syndicate Members Goldman Sachs, US Bancorp, Wells Fargo, Bank America
Merrill Lynch, JPMorgan, SunTrust Robinson Humphrey, ANZ Securities, BB&T
Corp, BMO Capital, BNY Mellon, CastleOak Securities, CL King, PNC Capital
RBS Securities, Williams Capital
Fund JPMorgan Diversified Fund
Trade Date 4/16/2012
Issuer Lowe's Companies Inc (LOW 4.65% April 15, 2042)
Cusip 548661CX
Bonds 95,000
Offering Price $99.584
Spread 0.88%
Cost $94,605
Dealer Executing Trade US Bancorp Investments
% of Offering  purchased by firm 4.00%
Syndicate Members Goldman Sachs, US Bancorp, Wells Fargo, Bank America
Merrill Lynch, JPMorgan, Stifel Nicolaus & Co, Australia & New Zealand
Bank,  BB&T Corp, BMO Capital, BNY Mellon, CastleOak Securities, CL King,
PNC Capital RBS Securities, Williams Capital
Fund JPMorgan Diversified Fund
Trade Date 4/17/2012
Issuer Autozone Inc (AZO 3.70% April 15, 2022)
Cusip 053332AM
Bonds 85,000
Offering Price $99.984
Spread 0.65%
Cost $84,986
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 0.87%
Syndicate Members JPMorgan, US Bancorp, Wells Fargo, Barclays Capital,
Bank America merrill Lynch, SunTrust Roninson Humphrey, Deutsche
Bank,Fifth Third Securities, KeyBanc Capital, Mitsubishi UFJ Securities,
Mizuho Securities, Morgan Keegan, PNC Capital
Fund JPMorgan Access Balanced Fund
Trade Date 4/24/2012
Issuer Levi Strauss & Co. (LEVI 6.875% May 1, 2022 144A)
Cusip 52736RBC
Bonds 200,000
Offering Price $100.000
Spread 1.65%
Cost $200,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 4.03%
Syndicate Members JPMorgan, Bank America Merrill Lynch, Deutsche Bank,
Goldman Sachs, HSBC Securities, Wells Fargo
Fund JPMorgan Access Growth Fund
Trade Date 4/24/2012
Issuer Levi Strauss & Co. (LEVI 6.875% May 1, 2022 144A)
Cusip 52736RBC
Bonds 100,000
Offering Price $100.000
Spread 1.65%
Cost $100,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 4.03%
Syndicate Members JPMorgan, Bank America Merrill Lynch, Deutsche Bank,
Goldman Sachs, HSBC Securities, Wells Fargo
Fund JPMorgan Diversified Fund
Trade Date 4/26/2012
Issuer Molson Coors Brewing Co (TAP 5.00% May 1, 2042)
Cusip 60871RAD
Bonds 50,000
Offering Price $99.815
Spread 0.88%
Cost $49,908
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.75%
Syndicate Members Deutsche Bank, Bank America Merrill Lynch, Morgan
Stanley, UBS Securities, Barcays Capital, BMO Capital, JPMorgan,
Mitsubishi UFJ Securities, Rabo Securities, TD Securities, Wells Fargo
Fund JPMorgan Diversified Fund
Trade Date 5/1/2012
Issuer Aetna Inc (AET 4.50% May 15, 2042)
Cusip 00817YAJ
Bonds 50,000
Offering Price $95.774
Spread 0.88%
Cost $47,887
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 2.81%
Syndicate Members Barclays Capital, Citigroup Global markets, Credit
Suisse, Bank America Merrill Lynch, Goldman Sachs, JPMorgan, Morgan
Stanley, RBS Securities, UBS Securities, US Bancorp, Wells Fargo, BNY
Mellon, Fifth Third Securities, HSBC Securities, Mitsubishi UFJ
Securities, PNC Capital, SunTrust Robinson Humphrey
Fund JPMorgan Diversified Fund
Trade Date 5/2/2012
Issuer GlaxoSmithKline Capital plc (GSK 1.50% May 8, 2017)
Cusip 377373AC
Bonds 125,000
Offering Price $99.641
Spread 0.35%
Cost $124,551
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 2.37%
Syndicate Members Barclays Capital, Citigroup Global Markets, JPMorgan,
Morgan Stanley, Credit Suise, Deutsche Bank, Goldman Sachs, HSBC
Securities, Mizuho Securities, RBS Securities, UBS Securities
Fund JPMorgan Diversified Fund
Trade Date 5/2/2012
Issuer GlaxoSmithKline Capital plc (GSK 2.85% May 8, 2022)
Cusip 377373AD
Bonds 225,000
Offering Price $99.320
Spread 0.45%
Cost $223,470
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.78%
Syndicate Members Barclays Capital, Citigroup Global Markets, JPMorgan,
Morgan Stanley, Credit Suise, Deutsche Bank, Goldman Sachs, HSBC
Securities, Mizuho Securities, RBS Securities, UBS Securities
Fund JPMorgan Diversified Fund
Trade Date 5/7/2012
Issuer Devon Energy Corporation (DVN 1.875% May 15, 2017)
Cusip 25179MAM
Bonds 135,000
Offering Price $99.753
Spread 0.60%
Cost $134,667
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 3.08%
Syndicate Members Barclays Capital, Goldman Sachs, Morgan Stanley, RBC
Capital, RBS Securities, UBS Securities, BMO Capital Markets, Citigroup
Global Markets, Credit Suisse, Deutsche Bank, JPMorgan, Bank America
Merrill Lynch, Mitsubishi UFJ Securities, Nomura Securities, Scotia
Capital, SG Americas Securities, US Bancorp, Wells Fargo
Fund JPMorgan Diversified Fund
Trade Date 5/7/2012
Issuer Devon Energy Corporation (DVN 3.25% May 15, 2022)
Cusip 25179MAP
Bonds 85,000
Offering Price $99.408
Spread 0.65%
Cost $84,497
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 2.07%
Syndicate Members Barclays Capital, Goldman Sachs, Morgan Stanley, RBC
Capital, RBS Securities, UBS Securities, BMO Capital Markets, Citigroup
Global Markets, Credit Suisse, Deutsche Bank, JPMorgan, Bank America
Merrill Lynch, Mitsubishi UFJ Securities, Nomura Securities, Scotia
Capital, SG Americas Securities, US Bancorp, Wells Fargo
Fund JPMorgan Diversified Fund
Trade Date 5/10/2012
Issuer Discovery Communications, LLC (DISCA 4.95% May 15, 2042)
Cusip 25470DAG
Bonds 25,000
Offering Price $99.228
Spread 0.88%
Cost $24,807
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.28%
Syndicate Members Citigroup Global Markets, Credit Suisse, JPMorgan, Banl
America Merrill Lynch, RBS Securities, BNP Paribas, Credit Agricole
Securities, Goldman Sachs, Morgan Stanley, RBS Securities, Scotia Capital,
SunTrust Robinson Humphrey, Wells Fargo
Fund JPMorgan Access Balanced Fund
Trade Date 5/15/2012
Issuer Sally Beauty Holdings, Inc. (SBH 5.75% June 1, 2022)
Cusip 79546VAJ
Bonds 300,000
Offering Price $100.000
Spread 1.50%
Cost $300,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 4.19%
Syndicate Members Credit Suisse, Deutsche Bank, Goldman Sachs, JPMorgan,
Bank America Merrill Lynch, RBC Capital, Wells Fargo
Fund JPMorgan Diversified Fund
Trade Date 5/23/2012
Issuer McDonald's Corporation (MCD 1.875% May 29, 2019)
Cusip 58013MEQ
Bonds 200,000
Offering Price $99.045
Spread 0.40%
Cost $198,090
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.50%
Syndicate Members Goldman Sachs, JPMorgan, Bank America Merrill Lynch,
Morgan Stanley, Wells Fargo, ANZ Securities, Barclays Capital, BNP
Paribas, Citigroup Global Markets, HSBC Securities, ING Financial, Rabo
Securities, RBC Capital, RBS Securities, SG Americas, Standard Chartered
Bank, SunTrust Robinson Humphrey, US Bancorp, Williams Capital
Fund JPMorgan Diversified Fund
Trade Date 5/24/2012
Issuer United Technologies Corporation (UTX 4.50% June 1, 2042)
Cusip 913017BT
Bonds 135,000
Offering Price $98.767
Spread 0.88%
Cost $133,335
Dealer Executing Trade HSBC Securities
% of Offering  purchased by firm 1.64%
Syndicate Members BNP Parbias, Citigroup Global Markets, Deutsche Bank,
Goldman Sachs, HSBC Securities, JPMorgan, Bank America Merrill Lynch, RBS
Securities, Banca Caboto, Barclays Capital, BMO Capital, BNY Mellon, China
International Capital, Commerz Markets, Mitsubishi UFJ Securities, RBC
Capital, Santander Investment Securities, SMBC Nikko Capital, Standard
Chartered Bank, UniCredit Capital Markets, Williams Capital
Fund JPMorgan Diversified Fund
Trade Date 5/24/2012
Issuer United Technologies Corporation (UTX 1.20% June 1, 2015)
Cusip 913017BY
Bonds 125,000
Offering Price $99.944
Spread 0.30%
Cost $124,930
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.97%
Syndicate Members BNP Parbias, Citigroup Global Markets, Deutsche Bank,
Goldman Sachs, HSBC Securities, JPMorgan, Bank America Merrill Lynch, RBS
Securities, Banca Caboto, Barclays Capital, BMO Capital, BNY Mellon, China
International Capital, Commerz Markets, Mitsubishi UFJ Securities, RBC
Capital, Santander Investment Securities, SMBC Nikko Capital, Standard
Chartered Bank, UniCredit Capital Markets, Williams Capital
Fund JPMorgan Diversified Fund
Trade Date 5/30/2012
Issuer Kraft Foods Group Inc. (KFT 3.50% June 6, 2022 144A)
Cusip 50076QAF
Bonds 100,000
Offering Price $99.100
Spread 0.45%
Cost $99,100
Dealer Executing Trade RBS Securities Inc.
% of Offering  purchased by firm 0.97%
Syndicate Members Barclays Capital, Citigroup Global Markets, Credit
Suisse, Deutsche Bank, Goldman Sachs, HSBC Securities, JPMorgan, RBS
Securities, Wells Fargo, Banco Bilbao Vizcaya Argentaria, BNP Paribas,
Credit Agricole Securities, Bank America Merrill Lynch, Mitsubishi UFJ
Securities, Mizuho Securities, RBC Capital, UBS Securities, US Bancorp,
Blaylock Robert Van, Williams Capital
Fund JPMorgan Diversified Fund
Trade Date 5/30/2012
Issuer Kraft Foods Group Inc. (KFT 1.625% June 4, 2015 144A)
Cusip 50076QAH
Bonds 130,000
Offering Price $99.741
Spread 0.25%
Cost $129,663
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.46%
Syndicate Members Barclays Capital, Citigroup Global Markets, Credit
Suisse, Deutsche Bank, Goldman Sachs, HSBC Securities, JPMorgan, RBS
Securities, Wells Fargo, Banco Bilbao Vizcaya Argentaria, BNP Paribas,
Credit Agricole Securities, Bank America Merrill Lynch, Mitsubishi UFJ
Securities, Mizuho Securities, RBC Capital, UBS Securities, US Bancorp,
Blaylock Robert Van, Williams Capital
Fund JPMorgan Diversified Fund
Trade Date 5/31/2012
Issuer B.A.T. International Finance plc (BATSLN 1.40% June 5, 2015
144A)
Cusip 05530QAD
Bonds 130,000
Offering Price $99.729
Spread 0.25%
Cost $129,648
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 3.34%
Syndicate Members Barclays Capital, Deutsche Bank, HSBC Securities,
JPMorgan, Banco Bilbao, Vizcaya Argentaria, BNP Paribas, Lloyds
Securities, Santander Investment Securities, SG Americas Securities
Fund JPMorgan Diversified Fund
Trade Date 5/31/2012
Issuer B.A.T. International Finance plc (BATSLN 3.25% June 7, 2022
144A)
Cusip 05530QAF
Bonds 110,000
Offering Price $99.064
Spread 0.45%
Cost $108,970
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 0.50%
Syndicate Members Barclays Capital, Deutsche Bank, HSBC Securities,
JPMorgan, Banco Bilbao, Vizcaya Argentaria, BNP Paribas, Lloyds
Securities, Santander Investment Securities, SG Americas Securities
Fund JPMorgan Diversified Fund
Trade Date 5/31/2012
Issuer Boston Properties Limited Partnership (BXP 3.85% February 1,
2023)
Cusip 10112RAU
Bonds 135,000
Offering Price $99.779
Spread 0.65%
Cost $134,702
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.33%
Syndicate Members Citigroup Global Markets, Deutsche bank, JPMorgan, Bank
America Merrill Lynch, Morgan Stanley, Wells Fargo, BNY Mellon, Mitsubishi
UFJ Securities, RBS Securities, SunTrust Robinson Humphrey, TD Securities,
US Bancorp
Fund JPMorgan Diversified Fund
Trade Date 6/5/2012
Issuer Deere & Company (DE 3.90% June 9, 2042)
Cusip 244199BF
Bonds 85,000
Offering Price $99.265
Spread 0.88%
Cost $84,375
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.26%
Syndicate Members Citigroup Global Markets, Deutsche bank, JPMorgan, Bank of America Merrill Lynch, Barclays Capital, BNP Paribas, BNY Mellon,
Credit Suisse, Fifth Third Securities, Goldman Sachs, HSBC Securities,
Mitsubishi UFJ Securities, Morgan Syanley, RBC Capital, Santander
Investment Securities, Standard Chartered, TD Securities, US Bancorp,
Wells Fargo
Fund JPMorgan Diversified Fund
Trade Date 6/7/2012
Issuer Ford Motor Credit Company LLC (F 3.00% June 12, 2017)
Cusip 345397WD
Bonds 200,000
Offering Price $99.963
Spread 0.35%
Cost $199,926
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.35%
Syndicate Members Credit Suisse, HSBC Securities, JPMorgan, Bank of
America Merrill Lynch, RBC Capital, Banco Bradesco, BB Securities, CIBC
World Markets, Commerz Markets
Fund JPMorgan Diversified Fund
Trade Date 6/11/2012
Issuer CBS Corporation (CBS 1.95% July 1, 2017)
Cusip 124857AH
Bonds 105,000
Offering Price $98.858
Spread 0.35%
Cost $103,801
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.67%
Syndicate Members Citigroup Global Markets, Deutsche Bank, JPMorgan, Bank
America Merrill Lynch, Morgan Stanley, RBS Securities, UBS Securities, BNP
Paribas, BNY Mellon, Credit Suisee, Goldman Sachs, Lloyds Securities, Loop
Capital, Mizuho Securities, SMBC Nikko Capital, TD Securities, US Bancorp,
Wells Fargo, Williams Capital
Fund JPMorgan Diversified Fund
Trade Date 6/19/2012
Issuer Detroit Edison Company (DTE 3.95% June 15, 2042)
Cusip 250847EK
Bonds 50,000
Offering Price $99.565
Spread 0.88%
Cost $49,783
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 3.04%
Syndicate Members Barclays Capital, JPMorgan, RBS Securities, Scotia
Capital, Deutsche Bank, Huntington Investments, Mitsubishi UFJ Securities,
SunTrust Robinson Hunphrey, US Bancorp, Williams Capital
Fund JPMorgan Diversified Fund
Trade Date 6/20/2012
Issuer Wells Fargo & Company (WFC 1.50% July 1, 2015)
Cusip 94974BFE
Bonds 270,000
Offering Price $99.804
Spread 0.25%
Cost $269,471
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 2.34%
Syndicate Members Wells Fargo, JPMorgan
Fund JPMorgan Diversified Fund
Trade Date 6/21/2012
Issuer Target Corporation (TGT 4.00% July 1, 2042)
Cusip 87612EBA
Bonds 140,000
Offering Price $97.859
Spread 0.88%
Cost $137,003
Dealer Executing Trade Barclays Capital Inc
% of Offering  purchased by firm 1.45%
Syndicate Members Barclays Capital, Citigroup Global Markets, Goldman
Sachs, JPMorgan, Bank of America Merrill Lynch, BNY Mellon, Deutsche Bank,
HSBC Securities, Loop Capital, Mitsubishi UFJ Securities, RBC Capital,
SMBC Nikko Capital, TD Securities, US Bancorp
Fund JPMorgan Diversified Fund
Trade Date 6/26/2012
Issuer Comcast Corporation (CMCSA 3.125% July 15, 2022)
Cusip 20030NBD
Bonds 50,000
Offering Price $99.914
Spread 0.45%
Cost $49,957
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 0.07%
Syndicate Members BNP Paribas, Citigroup Global Markets, Bank of America
Merrill Lynch, Wells Fargo, Barclays Capital, Credit Suisse, Deutsche
Bank,DNB Markets, Goldman Sachs, JPMorgan, Lloyds Securities, Mizuho
Securities, Morgan Stanley, PNC Capital, RBC Capital, RBS Securities,
Santander Investment Securities, SMBC Nikko Capital, SunTrust Robinson
Humphrey, TD Securities, UBS Securities, US Bancorp, Allen & Co, Drexel
Hamilton, Gleacher & Co, Loop Capital, MFR Securities, Samuel A Ramirez,
Williams Capital
Fund JPMorgan Diversified Fund
Trade Date 6/26/2012
Issuer John Deere Capital Corp (DE 0.95% June 29, 2015)
Cusip 24422ERS
Bonds 95,000
Offering Price $99.973
Spread 0.15%
Cost $94,974
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 7.25%
Syndicate Members Deutsche Bank, HSBC Securities, JPMorgan, Barclays
Capital, Williams Capital

Fund JPMorgan Diversified Fund
Trade Date 1/25/2012
Issuer Guidewire Software, Inc. (GWRE) IPO
Cusip 40171V10
Shares 1,000
Offering Price $13.00
Spread $0.91
Cost $13,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 3.58%
Syndicate Members J.P. Morgan, Deutsche Bank Securities, Citigroup, Stifel
Nicolaus Weisel, Pacific Crest Securities
Fund JPMorgan Dynamic Small Cap Growth Fund
Trade Date 1/25/2012
Issuer Guidewire Software, Inc. (GWRE) IPO
Cusip 40171V10
Shares 22,600
Offering Price $13.00
Spread $0.91
Cost $293,800
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 3.58%
Syndicate Members J.P. Morgan, Deutsche Bank Securities, Citigroup, Stifel
Nicolaus Weisel, Pacific Crest Securities
Fund JPMorgan Small Cap Core Fund
Trade Date 1/25/2012
Issuer Guidewire Software, Inc. (GWRE) IPO
Cusip 40171V10
Shares 8,400
Offering Price $13.00
Spread $0.91
Cost $109,200
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 3.58%
Syndicate Members J.P. Morgan, Deutsche Bank Securities, Citigroup, Stifel
Nicolaus Weisel, Pacific Crest Securities
Fund JPMorgan Small Cap Equity Fund
Trade Date 1/25/2012
Issuer Guidewire Software, Inc. (GWRE) IPO
Cusip 40171V10
Shares 151,600
Offering Price $13.00
Spread $0.91
Cost $1,970,800
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 3.58%
Syndicate Members J.P. Morgan, Deutsche Bank Securities, Citigroup, Stifel
Nicolaus Weisel, Pacific Crest Securities
Fund JPMorgan U.S. Small Company Fund
Trade Date 1/25/2012
Issuer Guidewire Software, Inc. (GWRE) IPO
Cusip 40171V10
Shares 1,600
Offering Price $13.00
Spread $0.91
Cost $20,800
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 3.58%
Syndicate Members J.P. Morgan, Deutsche Bank Securities, Citigroup, Stifel
Nicolaus Weisel, Pacific Crest Securities
Fund JPMorgan Small Cap Core Fund
Trade Date 2/8/2012
Issuer ChemoCentryx, Inc. (CCXI) IPO
Cusip 16383L10
Shares 83,600
Offering Price $10.00
Spread $0.70
Cost $836,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 3.11%
Syndicate Members J.P. Morgan, Citigroup, Cowen and Company
Fund JPMorgan U.S. Large Cap Core Plus Fund
Trade Date 3/9/2012
Issuer Simon Property Group, Inc. (SPG) Secondary
Cusip 82880610
Shares 48,570
Offering Price $137.00
Spread $4.11
Cost $6,654,090
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.74%
Syndicate Members J.P. Morgan, BofA Merrill Lynch, Goldman, Sachs& Co.,
Citigroup, Deutsche Bank Securities, Morgan Stanley, Credit Suisse,
Evercore Partners, Jefferies, Piper Jaffray, PNC Capital Markets LLC, RBC
Capital Markets, Sandler O'Neill&Partners, L.P., SMBC Nikko, SunTrust
Robinson Humphrey, UBS Investment Bank
Fund JPMorgan U.S. Research Equity Plus Fund
Trade Date 3/9/2012
Issuer Simon Property Group, Inc. (SPG) Secondary
Cusip 82880610
Shares 130
Offering Price $137.00
Spread $4.11
Cost $17,810
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.74%
Syndicate Members J.P. Morgan, BofA Merrill Lynch, Goldman, Sachs& Co.,
Citigroup, Deutsche Bank Securities, Morgan Stanley, Credit Suisse,
Evercore Partners, Jefferies, Piper Jaffray, PNC Capital Markets LLC, RBC
Capital Markets, Sandler O'Neill&Partners, L.P., SMBC Nikko, SunTrust
Robinson Humphrey, UBS Investment Bank
Fund Security Capital U.S. Core Real Estate Fund
Trade Date 3/9/2012
Issuer Simon Property Group, Inc. (SPG) Secondary
Cusip 82880610
Shares 650
Offering Price $137.00
Spread $4.11
Cost $89,050
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.74%
Syndicate Members J.P. Morgan, BofA Merrill Lynch, Goldman, Sachs& Co.,
Citigroup, Deutsche Bank Securities, Morgan Stanley, Credit Suisse,
Evercore Partners, Jefferies, Piper Jaffray, PNC Capital Markets LLC, RBC
Capital Markets, Sandler O'Neill&Partners, L.P., SMBC Nikko, SunTrust
Robinson Humphrey, UBS Investment Bank
Fund JPMorgan Diversified Fund
Trade Date 3/15/2012
Issuer Allison Transmission Holdings, Inc. (ALSN) IPO
Cusip 01973R10
Shares 22,000
Offering Price $23.00
Spread $1.27
Cost $506,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 8.49%
Syndicate Members BofA Merrill Lynch, Citigroup, J.P. Morgan, Credit
Suisse, Morgan Stanley, Goldman, Sachs & Co., Barclays Capital, Deutsche
Bank Securities, Baird, KeyBanc Capital Markets, SMBC Nikko
Fund JPMorgan Mid Cap Core Fund
Trade Date 3/15/2012
Issuer Allison Transmission Holdings, Inc. (ALSN) IPO
Cusip 01973R10
Shares 391,800
Offering Price $23.00
Spread $1.27
Cost $9,011,400
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 8.49%
Syndicate Members BofA Merrill Lynch, Citigroup, J.P. Morgan, Credit
Suisse, Morgan Stanley, Goldman, Sachs & Co., Barclays Capital, Deutsche
Bank Securities, Baird, KeyBanc Capital Markets, SMBC Nikko
Fund JPMorgan Mid Cap Equity Fund
Trade Date 3/15/2012
Issuer Allison Transmission Holdings, Inc. (ALSN) IPO
Cusip 01973R10
Shares 139,400
Offering Price $23.00
Spread $1.27
Cost $3,206,200
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 8.49%
Syndicate Members BofA Merrill Lynch, Citigroup, J.P. Morgan, Credit
Suisse, Morgan Stanley, Goldman, Sachs & Co., Barclays Capital, Deutsche
Bank Securities, Baird, KeyBanc Capital Markets, SMBC Nikko
Fund JPMorgan Diversified Fund
Trade Date 3/15/2012
Issuer M/A-COM Technology Solutions Holdings, Inc. (MTSI) IPO
Cusip 55405Y10
Shares 900
Offering Price $19.00
Spread $1.33
Cost $17,100
Dealer Executing Trade Barclays Bank plc
% of Offering  purchased by firm 1.01%
Syndicate Members Barclays Capital, J.P. Morgan, Jefferies, Needham &
Company, Raymond James, Stifel Nicolaus Weisel
Fund JPMorgan Small Cap Core Fund
Trade Date 3/15/2012
Issuer M/A-COM Technology Solutions Holdings, Inc. (MTSI) IPO
Cusip 55405Y10
Shares 10,300
Offering Price $19.00
Spread $1.33
Cost $195,700
Dealer Executing Trade Barclays Bank plc
% of Offering  purchased by firm 1.01%
Syndicate Members Barclays Capital, J.P. Morgan, Jefferies, Needham &
Company, Raymond James, Stifel Nicolaus Weisel
Fund JPMorgan U.S. Small Company Fund
Trade Date 3/15/2012
Issuer M/A-COM Technology Solutions Holdings, Inc. (MTSI) IPO
Cusip 55405Y10
Shares 1,600
Offering Price $19.00
Spread $1.33
Cost $30,400
Dealer Executing Trade Barclays Bank plc
% of Offering  purchased by firm 1.01%
Syndicate Members Barclays Capital, J.P. Morgan, Jefferies, Needham &
Company, Raymond James, Stifel Nicolaus Weisel
Fund JPMorgan Diversified Fund
Trade Date 3/22/2012
Issuer ExactTarget, Inc. ((ET) IPO
Cusip 30064K10
Shares 1,100
Offering Price $19.00
Spread $1.33
Cost $20,900
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.49%
Syndicate Members J.P. Morgan, Deutsche Bank Securities. Stifel Nicolaus
Weisel, RBC Capital Markets, Pacific Crest Securities, Canaccord Genuity,
Raymond James
Fund JPMorgan Dynamic Small Cap Growth Fund
Trade Date 3/22/2012
Issuer ExactTarget, Inc. ((ET) IPO
Cusip 30064K10
Shares 15,000
Offering Price $19.00
Spread $1.33
Cost $285,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.49%
Syndicate Members J.P. Morgan, Deutsche Bank Securities. Stifel Nicolaus
Weisel, RBC Capital Markets, Pacific Crest Securities, Canaccord Genuity,
Raymond James
Fund JPMorgan Small Cap Core Fund
Trade Date 3/22/2012
Issuer ExactTarget, Inc. ((ET) IPO
Cusip 30064K10
Shares 10,800
Offering Price $19.00
Spread $1.33
Cost $205,200
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.49%
Syndicate Members J.P. Morgan, Deutsche Bank Securities. Stifel Nicolaus
Weisel, RBC Capital Markets, Pacific Crest Securities, Canaccord Genuity,
Raymond James
Fund JPMorgan U.S. Small Company Fund
Trade Date 3/22/2012
Issuer ExactTarget, Inc. ((ET) IPO
Cusip 30064K10
Shares 2,100
Offering Price $19.00
Spread $1.33
Cost $39,900
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.49%
Syndicate Members J.P. Morgan, Deutsche Bank Securities. Stifel Nicolaus
Weisel, RBC Capital Markets, Pacific Crest Securities, Canaccord Genuity,
Raymond James
Fund JPMorgan Diversified Fund
Trade Date 3/22/2012
Issuer Vantiv, Inc. (VNTV) IPO
Cusip 92210H10
Shares 2,500
Offering Price $17.00
Spread $0.94
Cost $42,500
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 0.59%
Syndicate Members J.P. Morgan, Morgan Stanley, Credit Suisse, Goldman,
Sachs & Co., Deutsche Bank Securities, Citigroup, UBS Investment Bank,
Jefferies, Raymond James, William Blair & Company, Wells Fargo Securities
Fund JPMorgan Small Cap Core Fund
Trade Date 3/22/2012
Issuer Vantiv, Inc. (VNTV) IPO
Cusip 92210H10
Shares 29,700
Offering Price $17.00
Spread $0.94
Cost $504,900
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 0.59%
Syndicate Members J.P. Morgan, Morgan Stanley, Credit Suisse, Goldman,
Sachs & Co., Deutsche Bank Securities, Citigroup, UBS Investment Bank,
Jefferies, Raymond James, William Blair & Company, Wells Fargo Securities
Fund JPMorgan U.S. Small Company Fund
Trade Date 3/22/2012
Issuer Vantiv, Inc. (VNTV) IPO
Cusip 92210H10
Shares 4,500
Offering Price $17.00
Spread $0.94
Cost $76,500
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 0.59%
Syndicate Members J.P. Morgan, Morgan Stanley, Credit Suisse, Goldman,
Sachs & Co., Deutsche Bank Securities, Citigroup, UBS Investment Bank,
Jefferies, Raymond James, William Blair & Company, Wells Fargo Securities
Fund JPMorgan Diversified Fund
Trade Date 3/30/2012
Issuer The Williams Companies, Inc. (WMB) Secondary
Cusip 96945710
Shares 3,600
Offering Price $30.59
Spread $0.92
Cost $110,124
Dealer Executing Trade Barclays Bank plc
% of Offering  purchased by firm 2.84%
Syndicate Members Barclays, Citigroup, UBS Investment Bank, Deutsche Bank
Securities, J.P. Morgan, Credit Agricole CIB, RBS, Scotiabank
Fund JPMorgan U.S. Equity Fund
Trade Date 3/30/2012
Issuer The Williams Companies, Inc. (WMB) Secondary
Cusip 96945710
Shares 111,900
Offering Price $30.59
Spread $0.92
Cost $3,423,021
Dealer Executing Trade Barclays Bank plc
% of Offering  purchased by firm 2.84%
Syndicate Members Barclays, Citigroup, UBS Investment Bank, Deutsche Bank
Securities, J.P. Morgan, Credit Agricole CIB, RBS, Scotiabank
Fund JPMorgan U.S. Equity Fund
Trade Date 3/30/2012
Issuer The Williams Companies, Inc. (WMB) Secondary
Cusip 96945710
Shares 30,500
Offering Price $30.59
Spread $0.92
Cost $932,995
Dealer Executing Trade Barclays Bank plc
% of Offering  purchased by firm 2.84%
Syndicate Members Barclays, Citigroup, UBS Investment Bank, Deutsche Bank
Securities, J.P. Morgan, Credit Agricole CIB, RBS, Scotiabank
Fund JPMorgan U.S. Large Cap Core Plus Fund
Trade Date 3/30/2012
Issuer The Williams Companies, Inc. (WMB) Secondary
Cusip 96945710
Shares 240,900
Offering Price $30.59
Spread $0.92
Cost $7,369,131
Dealer Executing Trade Barclays Bank plc
% of Offering  purchased by firm 2.84%
Syndicate Members Barclays, Citigroup, UBS Investment Bank, Deutsche Bank
Securities, J.P. Morgan, Credit Agricole CIB, RBS, Scotiabank
Fund JPMorgan Diversified Fund
Trade Date 4/12/2012
Issuer Forum Energy Technologies, Inc. (FET) IPO
Cusip 34984V10
Shares 7,300
Offering Price $20.00
Spread $1.25
Cost $146,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 4.29%
Syndicate Members J.P. Morgan, BofA Merrill Lynch, Credit Suisse,
Citigroup, Deutsche Bank Securities, Simmons & Company Inernational, Tudor
Pickering Holt & Co., Capital One Southcoast, Dahlman Rose & Company, FBR,
Howard Weil Incorporated, Johnson Rice & Company L.L.C.
Fund JPMorgan Dynamic Small Cap Growth Fund
Trade Date 4/12/2012
Issuer Forum Energy Technologies, Inc. (FET) IPO
Cusip 34984V10
Shares 94,200
Offering Price $20.00
Spread $1.25
Cost $1,884,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 4.29%
Syndicate Members J.P. Morgan, BofA Merrill Lynch, Credit Suisse,
Citigroup, Deutsche Bank Securities, Simmons & Company Inernational, Tudor
Pickering Holt & Co., Capital One Southcoast, Dahlman Rose & Company, FBR,
Howard Weil Incorporated, Johnson Rice & Company L.L.C.
Fund JPMorgan Small Cap Core Fund
Trade Date 4/12/2012
Issuer Forum Energy Technologies, Inc. (FET) IPO
Cusip 34984V10
Shares 69,600
Offering Price $20.00
Spread $1.25
Cost $1,392,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 4.29%
Syndicate Members J.P. Morgan, BofA Merrill Lynch, Credit Suisse,
Citigroup, Deutsche Bank Securities, Simmons & Company Inernational, Tudor
Pickering Holt & Co., Capital One Southcoast, Dahlman Rose & Company, FBR,
Howard Weil Incorporated, Johnson Rice & Company L.L.C.
Fund JPMorgan U.S. Small Company Fund
Trade Date 4/12/2012
Issuer Forum Energy Technologies, Inc. (FET) IPO
Cusip 34984V10
Shares 13,200
Offering Price $20.00
Spread $1.25
Cost $264,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 4.29%
Syndicate Members J.P. Morgan, BofA Merrill Lynch, Credit Suisse,
Citigroup, Deutsche Bank Securities, Simmons & Company Inernational, Tudor
Pickering Holt & Co., Capital One Southcoast, Dahlman Rose & Company, FBR,
Howard Weil Incorporated, Johnson Rice & Company L.L.C.
Fund JPMorgan Diversified Fund
Trade Date 4/18/2012
Issuer Splunk Inc. (SPLK) IPO
Cusip 84863710
Shares 2,500
Offering Price $17.00
Spread $1.19
Cost $42,500
Dealer Executing Trade Morgan Stanley and Company LLC
% of Offering  purchased by firm 3.99%
Syndicate Members Morgan Stanley, Credit Suisse, J.P. Morgan, BofA Merrill
Lynch, UBS Investment Bank, Pacific Crest Securities, Cowen and Company
Fund JPMorgan Dynamic Small Cap Growth Fund
Trade Date 4/18/2012
Issuer Splunk Inc. (SPLK) IPO
Cusip 84863710
Shares 32,800
Offering Price $17.00
Spread $1.19
Cost $557,600
Dealer Executing Trade Morgan Stanley and Company LLC
% of Offering  purchased by firm 3.99%
Syndicate Members Morgan Stanley, Credit Suisse, J.P. Morgan, BofA Merrill
Lynch, UBS Investment Bank, Pacific Crest Securities, Cowen and Company
Fund JPMorgan Small Cap Core Fund
Trade Date 4/18/2012
Issuer Splunk Inc. (SPLK) IPO
Cusip 84863710
Shares 23,800
Offering Price $17.00
Spread $1.19
Cost $404,600
Dealer Executing Trade Morgan Stanley and Company LLC
% of Offering  purchased by firm 3.99%
Syndicate Members Morgan Stanley, Credit Suisse, J.P. Morgan, BofA Merrill
Lynch, UBS Investment Bank, Pacific Crest Securities, Cowen and Company
Fund JPMorgan Small Cap Equity Fund
Trade Date 4/18/2012
Issuer Splunk Inc. (SPLK) IPO
Cusip 84863710
Shares 234,100
Offering Price $17.00
Spread $1.19
Cost $3,979,700
Dealer Executing Trade Morgan Stanley and Company LLC
% of Offering  purchased by firm 3.99%
Syndicate Members Morgan Stanley, Credit Suisse, J.P. Morgan, BofA Merrill
Lynch, UBS Investment Bank, Pacific Crest Securities, Cowen and Company
Fund JPMorgan U.S. Small Company Fund
Trade Date 4/18/2012
Issuer Splunk Inc. (SPLK) IPO
Cusip 84863710
Shares 4,600
Offering Price $17.00
Spread $1.19
Cost $78,200
Dealer Executing Trade Morgan Stanley and Company LLC
% of Offering  purchased by firm 3.99%
Syndicate Members Morgan Stanley, Credit Suisse, J.P. Morgan, BofA Merrill
Lynch, UBS Investment Bank, Pacific Crest Securities, Cowen and Company
Fund JPMorgan Diversified Fund
Trade Date 4/19/2012
Issuer Tumi Holdings Inc. (TUMI) IPO
Cusip 89969Q10
Shares 2,500
Offering Price $18.00
Spread $1.08
Cost $45,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 3.60%
Syndicate Members Goldman Sachs & Co, Credit Suisse, J.P. Morgan, William
Blair & Company, Jefferies
Fund JPMorgan Dynamic Small Cap Growth Fund
Trade Date 4/19/2012
Issuer Tumi Holdings Inc. (TUMI) IPO
Cusip 89969Q10
Shares 41,600
Offering Price $18.00
Spread $1.08
Cost $748,800
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 3.60%
Syndicate Members Goldman Sachs & Co, Credit Suisse, J.P. Morgan, William
Blair & Company, Jefferies
Fund JPMorgan Small Cap Core Fund
Trade Date 4/19/2012
Issuer Tumi Holdings Inc. (TUMI) IPO
Cusip 89969Q10
Shares 30,200
Offering Price $18.00
Spread $1.08
Cost $543,600
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 3.60%
Syndicate Members Goldman Sachs & Co, Credit Suisse, J.P. Morgan, William
Blair & Company, Jefferies
Fund JPMorgan Small Cap Equity Fund
Trade Date 4/19/2012
Issuer Tumi Holdings Inc. (TUMI) IPO
Cusip 89969Q10
Shares 292,600
Offering Price $18.00
Spread $1.08
Cost $5,266,800
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 3.60%
Syndicate Members Goldman Sachs & Co, Credit Suisse, J.P. Morgan, William
Blair & Company, Jefferies
Fund JPMorgan U.S. Small Company Fund
Trade Date 4/19/2012
Issuer Tumi Holdings Inc. (TUMI) IPO
Cusip 89969Q10
Shares 4,500
Offering Price $18.00
Spread $1.08
Cost $81,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 3.60%
Syndicate Members Goldman Sachs & Co, Credit Suisse, J.P. Morgan, William
Blair & Company, Jefferies
Fund JPMorgan Diversified Fund
Trade Date 5/10/2012
Issuer Audience, Inc. (ADNC) IPO
Cusip 05070J10
Shares 2,200
Offering Price $17.00
Spread $1.19
Cost $37,400
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 5.28%
Syndicate Members J.P. Morgan, Credit Suisse, Deutsche Bank Securities,
Pacific Crest Securities
Fund JPMorgan Dynamic Small Cap Growth Fund
Trade Date 5/10/2012
Issuer Audience, Inc. (ADNC) IPO
Cusip 05070J10
Shares 30,500
Offering Price $17.00
Spread $1.19
Cost $518,500
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 5.28%
Syndicate Members J.P. Morgan, Credit Suisse, Deutsche Bank Securities,
Pacific Crest Securities
Fund JPMorgan Small Cap Core Fund
Trade Date 5/10/2012
Issuer Audience, Inc. (ADNC) IPO
Cusip 05070J10
Shares 22,500
Offering Price $17.00
Spread $1.19
Cost $382,500
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 5.28%
Syndicate Members J.P. Morgan, Credit Suisse, Deutsche Bank Securities,
Pacific Crest Securities
Fund JPMorgan U.S. Small Company Fund
Trade Date 5/10/2012
Issuer Audience, Inc. (ADNC) IPO
Cusip 05070J10
Shares 4,800
Offering Price $17.00
Spread $1.19
Cost $81,600
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 5.28%
Syndicate Members J.P. Morgan, Credit Suisse, Deutsche Bank Securities,
Pacific Crest Securities
Fund JPMorgan Diversified Fund
Trade Date 5/17/2012
Issuer Facebook, Inc. (FB) IPO
Cusip 30303M10
Shares 3,600
Offering Price $38.00
Spread $0.42
Cost $136,800
Dealer Executing Trade Morgan Stanley  and Company LLC
% of Offering  purchased by firm 0.27%
Syndicate Members Morgan Stanley, J.P. Morgan, Goldman Sachs & Co., BofA
Merrill Lynch, Barclays, Allen & Company LLC, Citigroup, Credit Suisse,
Deutsche Bank Securities, RBC Capital Markets, Wells Fargo Securities
Fund JPMorgan Diversified Fund
Trade Date 5/17/2012
Issuer Facebook, Inc. (FB) IPO
Cusip 30303M10
Shares 1,600
Offering Price $38.00
Spread $0.42
Cost $60,800
Dealer Executing Trade Morgan Stanley  and Company LLC
% of Offering  purchased by firm 0.27%
Syndicate Members Morgan Stanley, J.P. Morgan, Goldman Sachs & Co., BofA
Merrill Lynch, Barclays, Allen & Company LLC, Citigroup, Credit Suisse,
Deutsche Bank Securities, RBC Capital Markets, Wells Fargo Securities
Fund JPMorgan Dynamic Growth Fund
Trade Date 5/17/2012
Issuer Facebook, Inc. (FB) IPO
Cusip 30303M10
Shares 5,900
Offering Price $38.00
Spread $0.42
Cost $224,200
Dealer Executing Trade Morgan Stanley  and Company LLC
% of Offering  purchased by firm 0.27%
Syndicate Members Morgan Stanley, J.P. Morgan, Goldman Sachs & Co., BofA
Merrill Lynch, Barclays, Allen & Company LLC, Citigroup, Credit Suisse,
Deutsche Bank Securities, RBC Capital Markets, Wells Fargo Securities
Fund JPMorgan Intrepid America Fund
Trade Date 5/17/2012
Issuer Facebook, Inc. (FB) IPO
Cusip 30303M10
Shares 96,400
Offering Price $38.00
Spread $0.42
Cost $3,663,200
Dealer Executing Trade Morgan Stanley  and Company LLC
% of Offering  purchased by firm 0.27%
Syndicate Members Morgan Stanley, J.P. Morgan, Goldman Sachs & Co., BofA
Merrill Lynch, Barclays, Allen & Company LLC, Citigroup, Credit Suisse,
Deutsche Bank Securities, RBC Capital Markets, Wells Fargo Securities
Fund JPMorgan Intrepid Growth Fund
Trade Date 5/17/2012
Issuer Facebook, Inc. (FB) IPO
Cusip 30303M10
Shares 34,500
Offering Price $38.00
Spread $0.42
Cost $1,311,000
Dealer Executing Trade Morgan Stanley  and Company LLC
% of Offering  purchased by firm 0.27%
Syndicate Members Morgan Stanley, J.P. Morgan, Goldman Sachs & Co., BofA
Merrill Lynch, Barclays, Allen & Company LLC, Citigroup, Credit Suisse,
Deutsche Bank Securities, RBC Capital Markets, Wells Fargo Securities
Fund JPMorgan Intrepid Multi Cap Fund
Trade Date 5/17/2012
Issuer Facebook, Inc. (FB) IPO
Cusip 30303M10
Shares 1,400
Offering Price $38.00
Spread $0.42
Cost $53,200
Dealer Executing Trade Morgan Stanley  and Company LLC
% of Offering  purchased by firm 0.27%
Syndicate Members Morgan Stanley, J.P. Morgan, Goldman Sachs & Co., BofA
Merrill Lynch, Barclays, Allen & Company LLC, Citigroup, Credit Suisse,
Deutsche Bank Securities, RBC Capital Markets, Wells Fargo Securities
Fund JPMorgan Intrepid Value Fund
Trade Date 5/17/2012
Issuer Facebook, Inc. (FB) IPO
Cusip 30303M10
Shares 38,300
Offering Price $38.00
Spread $0.42
Cost $1,455,400
Dealer Executing Trade Morgan Stanley  and Company LLC
% of Offering  purchased by firm 0.27%
Syndicate Members Morgan Stanley, J.P. Morgan, Goldman Sachs & Co., BofA
Merrill Lynch, Barclays, Allen & Company LLC, Citigroup, Credit Suisse,
Deutsche Bank Securities, RBC Capital Markets, Wells Fargo Securities
Fund JPMorgan Large Cap Growth Fund
Trade Date 5/17/2012
Issuer Facebook, Inc. (FB) IPO
Cusip 30303M10
Shares 561,400
Offering Price $38.00
Spread $0.42
Cost $21,333,200
Dealer Executing Trade Morgan Stanley  and Company LLC
% of Offering  purchased by firm 0.27%
Syndicate Members Morgan Stanley, J.P. Morgan, Goldman Sachs & Co., BofA
Merrill Lynch, Barclays, Allen & Company LLC, Citigroup, Credit Suisse,
Deutsche Bank Securities, RBC Capital Markets, Wells Fargo Securities
Fund JPMorgan U.S. Dynamic Plus Fund
Trade Date 5/17/2012
Issuer Facebook, Inc. (FB) IPO
Cusip 30303M10
Shares 8,500
Offering Price $38.00
Spread $0.42
Cost $323,000
Dealer Executing Trade Morgan Stanley  and Company LLC
% of Offering  purchased by firm 0.27%
Syndicate Members Morgan Stanley, J.P. Morgan, Goldman Sachs & Co., BofA
Merrill Lynch, Barclays, Allen & Company LLC, Citigroup, Credit Suisse,
Deutsche Bank Securities, RBC Capital Markets, Wells Fargo Securities
Fund JPMorgan U.S. Equity Fund
Trade Date 5/17/2012
Issuer Facebook, Inc. (FB) IPO
Cusip 30303M10
Shares 58,300
Offering Price $38.00
Spread $0.42
Cost $2,215,400
Dealer Executing Trade Morgan Stanley  and Company LLC
% of Offering  purchased by firm 0.27%
Syndicate Members Morgan Stanley, J.P. Morgan, Goldman Sachs & Co., BofA
Merrill Lynch, Barclays, Allen & Company LLC, Citigroup, Credit Suisse,
Deutsche Bank Securities, RBC Capital Markets, Wells Fargo Securities
Fund JPMorgan Mid Cap Core Fund
Trade Date 5/23/2012
Issuer BlackRock Inc (BLK) Secondary
Cusip 09247X10
Shares 4,900
Offering Price $160.00
Spread $3.20
Cost $784,000
Dealer Executing Trade Barclays Bank plc
% of Offering  purchased by firm 0.20%
Syndicate Members Barclays, BofA Merrill Lynch, Morgan Stanley, Citigroup,
Credit Suisse, Deutsche Bank Securities, J.P. Morgan, UBS Investment Bank,
Wells Fargo Securities, Commerzbank, Goldman Sachs & Co., HSBC, ING,
Mizuho Securities, PNC Capital markets LLC, RBS, Santander SMBC Nikki,
Banca IMI, BNP Paribas, CastleOak Securities L.P., Credit Aricole CIB,
Evercore Partners, KKR, Loop Capital Markets, MEDIOBANCA, Mitsubishi UFJ
Securities, Nomura, Piper Jaffray, Ramirez & Co. Inc., Raymond James, RBC
Capital Markets, Siebert Capital Markets, SocieteGenerale, Standard
Chartered, The Williams Capital Group L.P.
Fund Security Capital U.S. Core Real Estate Fund
Trade Date 5/30/2012
Issuer UDR, Inc. (UDR) Secondary
Cusip 90265310
Shares 2,500
Offering Price $25.70
Spread $1.03
Cost $64,250
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 5.26%
Syndicate Members BofA Merrill Lynch, J.P. Morgan, Citigroup, Credit
Suisse, Morgan Stanley
Fund JPMorgan U.S. Large Cap Core Plus Fund
Trade Date 6/27/2012
Issuer Digital Realty Trust Inc. (DLR/NYSE) - Secondary Offering
Cusip 25386810
Shares 64,300
Offering Price $72.25
Spread $2.89
Cost $4,645,675
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.41%
Syndicate Members BofA Merrill Lynch, CitiGroup, Credit Suisse, Deutsche
Bank, Goldman, JP Morgan, Morgan Stanley, Barclays, Raymond James, RBC
Capital Markets, RBS, Wells Fargo Securities,Evercore, HSBC, JMP
Securities, Mitsubishi UFJ Securities, Mizuho Securities, Piper Jaffray,
Scotia Capital, SMBC Nikko Capital Markets, Stifel, Nicolaus & Company,
SunTrust Robinson Humphrey